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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 9, 2001

                           CHEVRONTEXACO CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                         1-368-2                       94-0890210
    ----------------------          -----------------------           -------------------
 (State or other jurisdiction      (Commission File Number)          (I.R.S. Employer No.)
       of incorporation)

     575 MARKET STREET, SAN FRANCISCO, CA                          94105
  -----------------------------------------                      ---------
   (Address of principal executive offices)                      (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (415) 894-7700

                                      NONE
             -----------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     On October 9, 2001, a wholly owned subsidiary of Chevron Corporation, a Delaware corporation ("Chevron"), merged (the "Merger") with and into Texaco Inc., a Delaware corporation ("Texaco"), pursuant to an Agreement and Plan of Merger, dated as of October 15, 2000 (as amended, the "Merger Agreement"), by and among Chevron, Texaco and Keepep Inc., a Delaware corporation ("Keepep"). As a result of the Merger, Texaco became a wholly owned subsidiary of Chevron. In addition, Chevron changed its name to "ChevronTexaco Corporation" in connection with the Merger (ChevronTexaco Corporation is referred to herein as "ChevronTexaco").

     We accounted for the Merger as a pooling of interests. The following items are attached hereto as Exhibit 99.1 and incorporated herein by reference.

     - Review of Operations 1998-2000

     - Audited Supplemental Combined Financial Statements 1998-2000

     - Supplemental Information on Oil and Gas Producing Activities 1998-2000

     - Financial Summary 1996-2000

     - Audited Schedule II -- Valuation and Qualifying Accounts 1998-2000

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibits are filed as part of this report:

EXHIBIT NO.                           DESCRIPTION
-----------                           -----------
   23.1       Consent of Independent Accountants, PricewaterhouseCoopers
              LLP
   23.2       Consent of Independent Public Accountants, Arthur Andersen
              LLP
   99.1       Review of Operations 1998-2000, Audited Supplemental
              Combined Financial Statements 1998-2000, Supplemental
              Combined Information on Oil and Gas Producing Activities
              1998-2000, Financial Summary 1996-2000, Audited Schedule
              II -- Valuation and Qualifying Accounts 1998-2000.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 19, 2001
                                          CHEVRONTEXACO CORPORATION

                                          By         /s/ S. J. CROWE
                                            ------------------------------------
                                                        S. J. Crowe,
                                               Vice President and Comptroller
                                             (Principal Accounting Officer and
                                                  Duly Authorized Officer)
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                                 EXHIBIT INDEX

23.1  Consent of Independent Accountants, PricewaterhouseCoopers
      LLP
23.2  Consent of Independent Public Accountants, Arthur Andersen
      LLP
99.1  Review of Operations 1998-2000, Audited Supplemental
      Combined Financial Statements 1998-2000, Supplemental
      Information on Oil and Gas Producing Activities 1998-2000,
      Financial Summary 1996-2000, Audited Schedule
      II -- Valuation and Qualifying Accounts 1998-2000